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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): August 10, 2000


                         WFS Receivables Corporation 2
              -----------------------------------------------------
              (Exact name of co-registrant as specified in charter)


          Nevada                        333-40776                88-0466468
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(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               6655 West Sahara, Las Vegas, Nevada       89102
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 227-8100


This filing relates to Registration Statement No. 333-40776






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ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2000-C Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached as Exhibit 25.1 is the Statement of Eligibility of Trustee of indenture trustee, filed on Form T-1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit 25.1: Statement of Eligibility of Trustee


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WFS RECEIVABLES CORPORATION 2


Date: August 10, 2000                  /s/ MARK OLSON
                                       ----------------------------------------
                                       Mark Olson, Vice President






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                                INDEX TO EXHIBITS


Exhibit No.                   Description                                Page
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25.1          Statement of Eligibility of Trustee                        ____









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